W. R. Grace & Co. Citi Basic Materials Conference December 3, 2013 Hudson La Force Senior Vice President & Chief Financial Officer © 2013 W. R. Grace & Co.

2 © 2013 W. R. Grace & Co. Disclaimer Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 This presentation contains forward-looking statements, that is, statements related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, all statements regarding Grace’s Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: developments affecting Grace’s bankruptcy, proposed plan of reorganization and settlements with certain creditors, the cost and availability of raw materials (including rare earth) and energy, developments affecting Grace’s underfunded and unfunded pension obligations, risks related to foreign operations, especially in emerging regions, acquisitions and divestitures of assets and gains and losses from dispositions or impairments, the effectiveness of its research and development and growth investments, its legal and environmental proceedings, costs of compliance with environmental regulation and those factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace’s projections and forward-looking statements, which speak only as of the date thereof. Grace undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. Non-GAAP Financial Terms These slides contain certain “non-GAAP financial terms” which are defined in the Appendix. Reconciliations of non-GAAP terms to the closest GAAP term (i.e., net income) are provided in the Appendix.

3 © 2013 W. R. Grace & Co. 23% 5% 9% 21% 11% 31% 33% 27% 40% Grace Fast Facts (NYSE: GRA)  2012 sales of $3.2 billion  True specialty chemicals business  High value, high margin product portfolio  Strong franchises in large, global markets  Global leadership positions  Number 1 or 2 in over 70% of 2012 sales Catalysts Technologies #1 in FCC catalysts #1 in resid hydroprocessing catalysts #1 in independent polyethylene catalysts #2 in polypropylene catalysts Materials Technologies #1 in specialty silica gel #1 in can sealants Construction Products #1 in cement additives #2 in concrete admixtures  Operations in over 40 countries 2012 Grace Sales 2012 Grace Sales by Region $3.2 billion $3.2 billion Catalysts Technologies Construction Products Materials Technologies North America Western Europe Eastern Europe Middle East & Africa Asia Pacific Latin America Overview

4 © 2013 W. R. Grace & Co. We drive sustainable long-term financial performance with a balanced focus on growth, profitability and cash flow. We Deliver Shareholder Value Through Three Financial Levers Growth: ~1.5x Global GDP  New Product Commercialization  Emerging Region Penetration  Bolt-on Acquisitions Adjusted Free Cash Flow: >$400 million/year  Net Working Capital Days Profitability: 36–38% Gross Margin  Value Pricing  Mix Improvement  Productivity Return on Invested Capital (ROIC) Overview

5 © 2013 W. R. Grace & Co. Track Record of Increasing Profitability * Definitions of Non-GAAP financial terms and reconciliations to the closest GAAP term are provided in the Appendix. 2.6 2.7 3.2 3.2 2.3 32.7% 35.5% 36.2% 37.0% 37.3% 0% 10% 20% 30% 40% 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2009 2010 2011 2012 9 mos 2013 Sales and Gross Margin ($B) Profitability Drivers Sales Growth  Growth in advanced economies scales fixed costs, especially in U.S. Construction Products  Growth in emerging regions leverages existing capacity and infrastructure  Capital-efficient capacity additions  Bolt-on acquisitions with clear cost synergies Product Margins  Pricing power based on product performance and technical service  Product innovation focused on increasing margins  Manufacturing prioritized to higher margin products  Global sourcing of raw materials and raw materials substitution Productivity  Increasing manufacturing flexibility and reducing costs  Investing in supply chain capabilities  Disciplined Lean Six Sigma approach to productivity  Reducing inventories and inventory costs 342 442 599 636 470 12.1% 16.5% 18.6% 20.2% 20.6% 0% 5% 10% 15% 20% 0 100 200 300 400 500 600 700 2009 2010 2011 2012 9 mos 2013 Adjusted EBITDA* ($M) Overview

6 © 2013 W. R. Grace & Co. In addressing PJ’s questions, we will review: Catalysts Technologies • Global strategy and growth opportunities • UNIPOLTM acquisition • FCC technology drivers Construction Products • Global growth trends • Increasing margins through operating leverage and improved product mix Materials Technologies • Opportunities for silica-based core technologies • Managing for margins and growth Emergence Update • Timeline for remaining appeals • Post-emergence capital structure and capital deployment

Catalysts

Catalysts Technologies – A Strong Portfolio Getting Stronger

Global strategy

- Maintain competitive position globally
- Invest to meet customer technology and service requirements
- Invest to capitalize on emerging region growth

Growth Programs

- Invest in FCC technology in emerging regions
- Leverage PE/PP technology and capacity investments globally
- Bolt-on acquisitions to broaden product and technology offering, e.g., UNIPOL acquisition
- Extend product and manufacturing technology into adjacent spaces

Emerging Regions

- Strong existing market positions in Middle East, Asia, and Latin America
- Sales and service capability in every region
- Investing to strengthen relationships with new refiners
    - Abu Dhabi – Joint venture
    - China – Noblestar acquisition

Application*	2008	2013
FCC	★	★
HPC EB Resid	★	★
HPC FB Resid	★	★
HPC Distillate	○	◉
HPC Hydrocracking	○	●
Polyethylene (PE)	★	★
PE Support	★	★
Polypropylene (PP)	○	● → ★
PE / PP Single Site	○	●
Chemical Catalysts	○	◉
Gross Margin	~28%	~41%
Manufacturing Presence	N America Europe	N America Europe Middle East China

★ Market Leader ● Strong Position ○ Developing Position

* HPC applications served through the company's Advanced Refining Technologies (ART) joint venture.

7 © 2013 W. R. Grace & Co.

GRACE

8 © 2013 W. R. Grace & Co. Grace is the World’s Largest Supplier of Process Catalysts * non-consolidated sales from ART joint venture Source: Company estimates, Proprietary research Where we play today: • Refining FCC: ~$850 MM HPC: ~$400 MM* • Polyolefin ~$360 MM • Chemical ~$60 MM $1.7 billion market leader in $16 billion market space $6.5 B $5.6 B $3.9 B $6.7 $5.5 $3.8 $16 Billion Polymer Catalysts Refinery Catalysts Chemical Catalysts Including petrochemicals, fine chemicals and intermediates UNIPOL added ~$120MM in polypropylene catalyst and licensing sales Catalysts

9 © 2013 W. R. Grace & Co. Valuation of UNIPOL Polypropylene Licensing & Catalyst Products Business in $ millions UNIPOL Purchase price 500 Sales ~120 Trailing normalized EBITDA ~45 Adjusted EBIT ROIC: at Q3 2013 Q3 pro forma for UNIPOL 34% 25% Valuation multiples: Ex synergies With synergies 11.1x 9.2x 11.1 12.4 11.6 9.2 0 5 10 15 UNIPOL Sud Chemie Wholeco Englehard Wholeco Ex synergies With synergies UNIPOL acquisition appropriately valued compared with similar transactions EBITDA Multiple Synergies: • Operating cost savings • Capital expenditure avoidance • Two years to fully achieve synergies Catalysts Rare opportunity to acquire a high quality, sizable catalyst business

10 © 2013 W. R. Grace & Co. Financial Effects of UNIPOL Acquisition  2013 financial effects: • Acquisition closed December 2 • $500 million cash purchase price • Break-even operations in December • $10-12 million in non-recurring costs included in Adjusted EBIT  2014 financial effects: • Accretive to Catalysts Technologies’ gross margin and EBITDA margin before non-recurring costs • Dilutive to Catalysts Technologies’ operating margin due to amortization • Assume $9-11 million in non-recurring costs included in Adjusted EBIT Catalysts Non-recurring costs 2013 2014 2015 Deal costs ● Integration costs ● ● ● Inventory adjustment ● ● Transition services ● ● Total (in $ millions) 10-12 9-11 ~1

Catalysts

Polypropylene Catalysts – Market and Technology Position

2012 Polypropylene Catalyst Market Position


LyondellBasell (Spheripol)
42%
GRACE
20%
9%
Lummus (Novolen)
8%
Ineos (Innovene)
21%
Others

Sources: Company estimates; Chemical Marketing Resources, Inc.

Fast Facts

- Top four PP licensors account for ~80% of installed capacity
- PP catalysts are process specific
- PP catalysts deliver performance properties to the finished product
- PP catalysts drive the competitiveness of process technology and product development efforts
- PP technology licensing creates new and continued PP catalyst sales
- PP well positioned for growth due to cost-advantaged feedstocks and material science advances

11 © 2013 W. R. Grace & Co.

GRACE

12 © 2013 W. R. Grace & Co. What UNIPOL Brings to Grace  An integrated PP technology licensing and catalysts business • Licensing drives catalyst product sales and vice versa • Catalysts are majority of sales  Highly skilled sales, licensing, R&D, tech service and operations teams  Leading PP catalyst technology complementary to Grace’s current offering • Broadens our specialty catalysts product line • Enhances our ability to address customer needs  Long-standing customer base; established positions in high growth regions Acquisition strengthens GRA’s position as a catalyst leader and creates excellent opportunities for further growth, innovation and technology development Catalysts

13 © 2013 W. R. Grace & Co. Adding Value to FCC Markets Through Technology Application Market Dynamic Technology Requirements Growing portion of North American crude diet (now ~5-7%) • Contaminant metals • Octane enhancement • Catalyst activity Heavy resid processing, primarily in Middle East and Asia • Catalyst stability • Coke selectivity in high metals environment Growth in resid-to- propylene applications, primarily Asia • Highest available activity for maximum propylene Shale Oil Heavy Resid Propylene Catalysts

14 © 2013 W. R. Grace & Co. Strategy  Grow with secular recovery of commercial and infrastructure construction in North America  Increase emerging market growth and penetration  Commercialize “on board” chemical admixture delivery  Grow specialty building materials globally Construction Products – Leveraging Secular Drivers for Improved Performance FY 2008 23% 23% 8% 46% North America Western Europe 14% 36% 10% 40% Developed Asia ($ millions) 2008 LTM 2013 Sales $1,148 $1,049 Gross Margin 34.5% 36.2% Operating Income $153 $146 Operating Margin 13.3% 13.9% North America Western Europe Developed Asia Emerging Regions 2008 2013 Construction

15 © 2013 W. R. Grace & Co. Construction Products Earnings on Track for Best Year Since 2008 11.8% 13.0% 13.5% 13.5% 14.1% 13.3% 11.5% 10.3% 9.8% 12.2% 13.9% 0% 4% 8% 12% 16% 0 25 50 75 100 125 150 175 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 LTM 2013 • Earnings improvement driven by operating leverage, emerging region growth and improved product mix • LTM 2013 operating margin above 10-year average of 12.2% despite U.S. still below prior peak and weaker Europe Operating Income ($M) Operating Margin (%) Mid-cycle operating margin goal: 16-18% Top-of-cycle operating margin goal: 18-20% 0 250 500 750 1000 1250 1500 1750 U.S. Commercial Building Recovering Slowly Commercial Bldg Starts, MM ft2 Source: McGraw Hill Construction, CMFS, Q3 2013 Report Construction

16 © 2013 W. R. Grace & Co. Drivers:  Emerging markets creating new demand for higher value consumer products  Pharma patent expirations fueling new biotech and generic drug development  Regulatory changes driving growth of sustainable technologies  Growth of alternative fuels 31% 42% 7% 20% Material Technologies’ Global Footprint North America Western Europe Emerging Regions Developed Asia 9 mos 2013  High operating margins: >20%  Global manufacturing presence: >12 countries  Success driven by strong applications knowledge and technical selling Materials Technologies – Grace’s Broadest and Most Global Segment Value-added, materials-based specialty products for a variety of industrial, consumer, food / beverage, coatings, and packaging uses Products you use everyday… Toothpaste [abrasive] Furniture [coating] Window [desiccant] Beverage can [coating and sealant] Tire [reinforcer] Window [desiccant] Beverage can [coating and sealant] Pharma [drug formulation] Pharma [manufacturing] Beer [clarification] Materials

Materials

Materials Technologies – Focused on High-Value Specialty Applications


Product Value and Differentiation
Specialty Applications
Semi-specialty Applications
Commodity Applications
(No play zone)

- *~70% of segment sales are generated from high-margin specialty applications.*
- *Continuous product innovation drives margin improvement as higher-margin new products replace lower-margin products.*
- *Materials Technologies products translate very well into high-growth emerging markets.*

17 © 2013 W. R. Grace & Co.

GRACE

Emergence

Timeline for Resolution of Remaining Appeals

as of December 2, 2013


Asbestos-related appeals
Garlock
Canada
Montana
Anderson Memorial
Default Interest
SCOTUS appeal window
No en banc appeal
Dec 4
Dec 3
opinion pending
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan 2014
Feb
Mar
Third Circuit Court deliberation
En banc appeal window
En banc appeal extension
X = appeal denied
SCOTUS appeal window

Emergence:

- Will require ~60 days to process and file documents with the bankruptcy court
- If no appeals to SCOTUS, then we target late January emergence
- Waiting on default interest opinion

18 © 2013 W. R. Grace & Co.

19 © 2013 W. R. Grace & Co. Capital Structure  Leverage targeted at 2-3X Adjusted EBITDA  Timing based upon right acquisition opportunities and return of capital decisions 1.0 1.5 2.0 2.5 3.0 3.5 Net debt to Adjusted EBITDA 2-3X target leverage range Emergence Time Pension  Tax efficient funding during Chapter 11  Derisking strategy in place  Evaluating further derisking options Capital Structure: Financial Flexibility After Emergence * Assumes trailing Adjusted EBITDA of $685MM-695MM. Earnings contribution from UNIPOL not included. 1.5X UNIPOL acquisition Capital Structure

Capital Deployment

Financial Strength to Grow Top Line and Increase Total Shareholder Return

Financial Strength

Annual Cash from Operations: ~$600M
Additional Leverage: $500M to $1B

Reinvest in the business

- **Strategic capital**
  - ~ 5–7% of Sales
    - Catalysts: ~70%
    - Materials: ~15%
    - Construction: ~15%

High return opportunities in each segment

- **Acquisitions**
  - Recent acquisitions:
    - Catalysts: $555M (3 deals)
    - Materials: -0-
    - Construction: $115M (5 deals)

Return cash to shareholders: >$1 Billion

- **Cash settle warrant**
  - $490 million within one year of emergence
- **Share repurchases**
- **Dividends**

Considerations
- Flexibility
- Valuation
- Investor preference
- Tax efficiency

Strong Free Cash Flow and Significant Debt Capacity

20
© 2013 W. R. Grace & Co.
GRACE

21 © 2013 W. R. Grace & Co. Summary – Why Grace?  Proven market leader delivering high-value technology in large global industries  Strong financial track record  Execution-focused management team  Financial flexibility to return cash to shareholders post emergence  Compelling valuation

22 © 2013 W. R. Grace & Co. For additional information, please visit www.grace.com or contact: J. Mark Sutherland Vice President, Investor Relations +1 410.531.4590 Mark.Sutherland@grace.com David Joseph Finance Manager, Investor Relations +1 410.531.4590 David.Joseph@grace.com

23 © 2013 W. R. Grace & Co. Appendix I: Valuation Considerations After Emergence Grace will have a different balance sheet after emergence. These notes may help investors value Grace after emergence. See Form 8-K filed on February 27, 2013, for complete pro forma financial disclosures. Cash required after emergence: $100 million for operating needs Debt and debt equivalents at emergence  Warrant cash settlement  $490 million current liability at emergence  $319 million net of tax deduction when paid to trust  Debt equivalent until settled in cash (up to one year after emergence)  Deferred payment obligations (DPO) to asbestos trusts  $547 million discounted present value as of December 31, 2013  $356 million discounted present value net of tax deductions when paid to trusts  Non-cash interest will accrue annually at 10% rate  Up to $500 million in financing required due to use of cash for UNIPOL acquisition  $100 million in non-U.S. debt Net debt at emergence: ~$1.5 billion  Warrant cash settlement plus DPO plus UNIPOL financing plus non-U.S. debt less cash  ~2.2X Adjusted EBITDA outlook for 2013 Net operating losses at emergence  Estimated NOL $650 to $675 million  Additional deduction of $490 million when warrant settled  Total NOL and warrant deduction up to $1,140 to $1,165 million available to offset U.S. Federal taxable income from 2014 through a portion of 2016.

24 © 2013 W. R. Grace & Co. Appendix II: Definitions and Reconciliations of Non-GAAP Measures Non-GAAP Financial Terms Adjusted EBIT means net income adjusted for interest income and expense, income taxes, costs related to Chapter 11, asbestos-related costs, restructuring expenses and related asset impairments, certain costs related to divested businesses, product lines, and certain other investments and gains and losses on sales of businesses, product lines, and certain other investments. In the 2013 first quarter, we also adjusted for the currency transaction loss incurred on our Venezuelan cash balances of $6.9 million. Adjusted EBITDA means Adjusted EBIT adjusted for depreciation and amortization. Adjusted Free Cash Flow means net cash provided by or used for operating activities minus capital expenditures plus the net cash flow from costs related to Chapter 11, cash paid to resolve contingencies subject to Chapter 11, accelerated payments under defined benefit pension arrangements, and expenditures for asbestos-related items. Grace uses Adjusted Free Cash Flow as a liquidity measure to evaluate its ability to generate cash to support its ongoing business operations, to invest in its businesses, and to provide a return of capital to shareholders. Adjusted Free Cash Flow also has material limitations as a liquidity measure because it excludes the cash flow effects of capital expenditures plus the net cash flow from Chapter 11 expenses paid, cash paid to resolve contingencies subject to Chapter 11, accelerated payments under defined pension arrangements, and expenditures for asbestos-related items, which historically have been material components of our operations. Adjusted Free Cash Flow should be evaluated together with net cash provided by or used for operating activities as measured under GAAP for a complete understanding of Grace's operating cash flows. Adjusted Earnings Per Share (EPS) means Diluted EPS adjusted for costs related to Chapter11, asbestos-related costs, restructuring expenses and related asset impairments, certain costs related to divested businesses, product lines, and certain other investments and gains and losses on sales of businesses, product lines, and certain other investments, and certain discrete tax items. In the 2013 first quarter, we also adjusted for the currency transaction loss incurred on our Venezuelan cash balances of $0.09 per share. Adjusted EBIT Return On Invested Capital means Adjusted EBIT (on a trailing four quarters basis) divided by the sum of net working capital, properties and equipment and certain other assets and liabilities. We use Adjusted EBIT as a performance measure in significant business decisions and in determining certain incentive compensation. We use Adjusted EBIT as a performance measure because it provides improved period-to-period comparability for decision making and compensation purposes, and because it better measures the ongoing earnings results of our strategic and operating decisions by excluding the earnings effects of our Chapter 11 proceedings, asbestos liabilities, restructuring activities, and divested businesses. Adjusted EBIT, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted EPS, and Adjusted EBIT Return On Invested Capital do not purport to represent income measures as defined under U.S. GAAP, and should not be used as alternatives to such measures as an indicator of our performance. These measures are provided to investors and others to improve the period-to-period comparability and peer-to-peer comparability of our financial results, and to ensure that investors understand the information we use to evaluate the performance of our businesses. We have provided in the following tables a reconciliation of these non-GAAP measures to the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Adjusted EBIT has material limitations as an operating performance measure because it excludes Chapter 11- and asbestos-related costs and may exclude income and expenses from restructuring activities and divested businesses, which historically have been material components of our net income. Adjusted EBITDA also has material limitations as an operating performance measure because it excludes the impact of depreciation and amortization expense. Our business is substantially dependent on the successful deployment of capital, and depreciation and amortization expense is a necessary element of our costs. We compensate for the limitations of these measurements by using these indicators together with net income as measured under U.S. GAAP to present a complete analysis of our results of operations. Adjusted EBIT and Adjusted EBITDA should be evaluated together with net income measured under U.S. GAAP for a complete understanding of our results of operations.

25 © 2013 W. R. Grace & Co. Appendix II: Reconciliation of Non-GAAP Financial Measures (continued) * Due to its bankruptcy, Grace has had significant intercompany loans between its non-U.S. subsidiaries and its U.S. debtor subsidiaries that are not related to its operating activities. In addition Grace has accumulated significant cash balances during its bankruptcy. The intercompany loans are expected to be paid when Grace emerges from bankruptcy, and excess cash balances are expected to be used to fund a significant portion of Grace’s emergence from bankruptcy. Accordingly, income and expense items related to the intercompany loans and the cash balances are categorized as costs related to Chapter 11.

26 © 2013 W. R. Grace & Co. Appendix II: Reconciliation of Non-GAAP Financial Measures (continued)